                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 12, 1999
                                                         --------------

                                  Ventas, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-10989                61-1055020
------------------------------      -----------         ------------------
  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)

4360 Brownsboro Road, Suite 115, Louisville, Kentucky      40207-1642
-----------------------------------------------------     -------------
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (502) 357-9000
                                                   ---------------

Item 5.   Other Events

     On March 31, 1999, Ventas, Inc. ("Ventas" or the "Company") announced that it had entered into an agreement (the "Original Standstill Agreement") with Vencor, Inc. ("Vencor"), its principal tenant, whereby the Company agreed not to exercise remedies for non-payment of rent due from Vencor on April 1, 1999 for a period ending April 12, 1999.

     On April 13, 1999, Ventas announced that it entered into an agreement (the "Second Standstill Agreement") with Vencor which provides that if Vencor pays the full amount of April 1999 rent on the following schedule, the Company will not exercise its remedies under its lease agreements with Vencor. The schedule is $8.0 million on April 13, $4.3 million on April 20, $4.3 million on April 27 and $1.9 million on April 30. These payments, totaling approximately $18.5 million, represent the full amount of rent that is due for April under the lease agreements. In addition, if Vencor fails to pay the full amount of rent for May on or before May 5, 1999, the Company will have the right to exercise all remedies available to it under the lease agreements. No other agreements have been reached with Vencor with respect to the payment of rent.

     The Company and Vencor also agreed to amend each of the lease agreements between the companies to delete a provision that permitted the Company to require Vencor to purchase a facility upon the occurrence of certain events of default by Vencor.

     Pursuant to the Second Standstill Agreement, each of the Company and Vencor has agreed not to pursue any claims against the other or any third party relating to the April 1998 reorganization as long as Vencor makes the full lease payments for April 1999 and May 1999 under the specified schedule. In addition, the Standstill Agreement will terminate on May 5, 1999 or on any date that a voluntary or involuntary bankruptcy proceeding is commenced by or against Vencor.

     Finally, the Company and Vencor have entered into an agreement (the "Tolling Agreement") pursuant to which they have agreed that any statutes of limitations or other time constraints in a bankruptcy proceeding that might be asserted by one party against the other will be extended or tolled from April 12, 1999 until May 5, 1999 or until the Standstill Agreement terminates due to Vencor's failure to make the contemplated lease payments.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding the Company's expected future financial position, results of operations, cash flows, financing plans, business strategy, expected lease income, plans and objectives of management for future operations and statements that include words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations.

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     Factors that may affect the plans or results of the Company include, without limitation, (i) the ability of the Company's operators to maintain the financial strength and liquidity necessary to satisfy their obligations and duties under leases and other agreements with the Company and their existing credit agreements, (ii) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (iii) increases in the cost of borrowing for the Company, (iv) the ability of the Company's operators to deliver high quality care and to attract patients, and (v) the ability of the Company to pay and/or refinance its indebtedness as it becomes due. Many of such factors are beyond the control of the Company and its management.

     In addition, please note that certain information contained in this Form 8-K has been provided by the Company's primary tenant, Vencor. Vencor is subject to the reporting requirements of the Securities and Exchange Commission (the "Commission") and is required to file with the Commission annual reports containing audited financial information and quarterly reports containing unaudited financial information. Although Vencor has provided certain information to the Company, the Company has not verified this information either through an independent investigation or by reviewing Vencor's Annual Report on Form 10-K for the year ended December 31, 1998. The Company has no reason to believe that such information is inaccurate in any material respects, but there can be no assurances that all such information is accurate.

     A copy of the form of the amendment to the four master leases between the Company and Vencor, the Second Standstill Agreement, the Tolling Agreement, the Original Standstill Agreement and the press release issued by the Company on April 13, 1999 are included as exhibits to this filing and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits:

               99.1 Form of Second Amendment to Master Lease, dated April 12, 1999, between the Company and Vencor, Inc.

               99.2 Second Standstill Agreement, dated April 12, 1999, between the Company and Vencor, Inc.

               99.3 Tolling Agreement, dated April 12, 1999, between the Company and Vencor, Inc.

               99.4 Standstill Agreement, dated March 31, 1999, between the Company and Vencor, Inc.

               99.5      Press Release dated April 13, 1999.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              VENTAS, INC.
                              (Registrant)



Date: April 19, 1999          By: /s/ T. Richard Riney
                                  -----------------------------------
                                  T. Richard Riney
                                  Vice President and General Counsel

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                                 EXHIBIT INDEX


     99.1 Form of Second Amendment to Master Lease, dated April 12, 1999, between the Company and Vencor, Inc.

     99.2 Second Standstill Agreement, dated April 12, 1999, between the Company and Vencor, Inc.

     99.3 Tolling Agreement, dated April 12, 1999, between the Company and Vencor, Inc.

     99.4 Standstill Agreement, dated March 31, 1999, between the Company and Vencor, Inc.

     99.5    Press Release dated April 13, 1999.

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